Exhibit 10.3

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is entered into as of August [●], 2024 by and among, NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), all of the Subsidiaries of the Company (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”), the holders of the Company’s Senior Secured Convertible Notes due fifteen (15) months following their dates of issuance, in the original aggregate principal amount of at least $5,435,000 (collectively, the “Notes”) signatory to the Security Agreement (as herein defined), their endorsees, transferees and assigns (collectively, the “Secured Parties”) and Anson Investments Master Fund LP, in its capacity as agent for the Secured Parties (“Agent”).

WHEREAS, pursuant to the Purchase Agreement (as defined in the Notes), the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Notes;

WHEREAS, pursuant to a certain Subsidiary Guarantee, dated as of the date hereof (the “Guarantee”), the Guarantors have jointly and severally agreed to guarantee and act as surety for payment of such Notes;

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes and to purchase the warrants (“Warrants”) under the Securities Purchase Agreement, each Debtor has agreed to execute and deliver to the Secured Parties that certain Security Agreement, dated as of the date hereof (the “Security Agreement”) and to grant the Secured Parties, pari passu with each other Secured Party and through the Agent (as defined in Section 18 of the Security Agreement), a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes and the Guarantors’ obligations under the Guarantee; and

WHEREAS, in connection with the Security Agreement, the Company the Guarantors have agreed to execute and deliver this Patent Security Agreement in order to record the security interest granted to the Secured Parties with the United States Patent and Trademark Office;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement. The term “Patents” means, collectively, (a) all of the patent and patent applications, whether United States or foreign, that are owned by the Company, or in which the Company has any right, title or interest, now or in the future, including but not limited to (i) the patents and patent applications listed on Schedule I hereto (as the same may be amended pursuant hereto from time to time), (ii) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country; (iii) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof; (iv) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and (v) the right (but not the obligation) to make and prosecute applications for such patents, (b) all past, present or future rights in, to and associated with the foregoing throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the registrations of the foregoing items set forth in clause (a), the right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Company or the Secured Parties for any and all past, present and future infringements or dilution of or any other damages or injury to the foregoing or any associated goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and (c) any license rights related to the foregoing.

SECTION 2. Grant of Security Interest in Patent Collateral. The Company hereby pledges, collaterally assigns and grants to the Secured Parties to secure the prompt and complete payment and performance of the Obligations, a security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of the Company’s right, title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a)    all of its Patents and licenses with respect to Patents to which it is a party including those referred to on Schedule I;

(b)    each license with respect to Patents; and

(c)    all products and proceeds (as that term is defined in the UCC) of the foregoing, including any claim by the Company against third parties for past, present or future (i) infringement or dilution of any Patent or any Patents exclusively licensed under any license, including right to receive any damages, or (ii) right to receive license fees, royalties, and other compensation under any license with respect to Patents.

SECTION 3. Security for Obligations. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Company to the Secured Parties, whether or not they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Company.

SECTION 4. Security Agreement. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Secured Parties pursuant to the Security Agreement. The Company hereby acknowledges and affirms that the rights and remedies of the Secured Parties with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

SECTION 5. Authorization to Supplement. If the Company shall obtain rights to any new Patents, the provisions of this Patent Security Agreement shall automatically apply thereto. The Company hereby authorizes the Secured Parties unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of the Company. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Secured Parties’ continuing security interest in all Collateral (including the Patent Collateral), whether or not listed on Schedule I.

SECTION 6. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party here‐to may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 7. Governing Law. This Patent Security Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Patent Security Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Signature pages to follow]

IN WITNESS WHEREOF, the Company has caused this Patent Security Agreement to be execut‐ed and delivered by its duly authorized offer as of the date first set forth above.

NRX PHARMACEUTICALS, INC.

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[SIGNATURE PAGE OF AGENT FOLLOWS]

[SIGNATURE PAGE OF AGENT TO PATENT SECURITY AGREEMENT]

ANSON INVESTMENTS MASTER FUND LP

By:
Name: Amin Nathoo
Title: Director, Anson Advisors Inc.

[EXHIBITS AND SCHEDULES INTENTIONALLY OMITTED]